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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): April 29, 2005

                        Phibro Animal Health Corporation
             (Exact name of registrant as specified in its charter)

          New York                  333-64641                    13-1840497
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

                               65 CHALLENGER ROAD
                        RIDGEFIELD PARK, NEW JERSEY 07660
               (Address of principal executive offices) (Zip Code)

                                 (201) 329-7300
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 7.01  Regulation FD Disclosure.

      Phibro Animal Health Corporation (the "Company") issued a press release on April 29, 2005, announcing that its subsidiaries, Ferro Metals and Chemicals Co., Ltd. (United Kingdom) and Koffolk (1949) Ltd. (Israel) completed the sale of their jointly owned subsidiary Wychem Ltd. ("Wychem") for cash of US $4.75 million. The buyers included William A. Mathison, former head of the Specialty Chemicals Group of the Company, who retired in August 2004, and Terry Robinson, the present Managing Director of Wychem. Wychem is a manufacturer of pharmaceuticals intermediates located in Suffolk, United Kingdom.

      For the nine months ended March 31, 2005, Wychem reported revenues of $3.9 million, operating income of $0.8 million and depreciation and amortization of $0.3 million. For the year ended June 30, 2004 Wychem reported revenues of $3.9 million, operating income of $0.6 million and depreciation and amortization of $0.4 million. The Company anticipates it will record a gain on sale of approximately $1.5 million in the June 2005 quarter. The Company will use the proceeds from the sale to pay down senior indebtedness and to reinvest in its businesses.

      A copy of the press release is attached as Exhibit 99.1 to this Report.

      The information being furnished under Item 7.01 of this Report shall not be considered "filed" for purposes of the Securities and Exchange Act of 1934.

      This report contains statements that, to the extent that they are not recitations of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 21E of the Securities Exchange Act of 1934. Such forward-looking information involves risks and uncertainties that could cause actual results to differ materially from those expressed in any such forward-looking statements. These risks and uncertainties include, but are not limited to, the Company's substantial leverage and potential inability to service its debt; the Company's dependence on distributions from its subsidiaries; risks associated with the Company's international operations and significant foreign assets; the Company's dependence on its Israeli operations; competition in each of the Company's markets; potential environmental liability; potential legislation affecting the use of medicated feed additives; extensive regulation by numerous government authorities in the United States and other countries; the Company's reliance on the continued operation and sufficiency of our manufacturing facilities; the Company's reliance upon unpatented trade secrets; the risks of legal proceedings and general litigation expenses; potential operating hazards and uninsured risks; the risk of work stoppages; the Company's dependence on key personnel; and other factors discussed in the Company's filings with the U.S. Securities and Exchange Commission.

      Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this Report.


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      All subsequent written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Report and any other cautionary statements that may accompany such forward-looking statements. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless the securities laws require the Company to do so.


Item 9.01  Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.          Description

99.1                 Press Release issued April 29, 2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PHIBRO ANIMAL HEALTH CORPORATION



Dated: May 4, 2005                          By:   /s/  Richard G. Johnson
                                                --------------------------------
                                                  Richard G. Johnson
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.        Description

99.1               Press release issued April 29, 2005